Arrow Dow Jones Global Yield ETF

GYLD

1-877-277-6933

1-877-ARROW-FD
www.ArrowShares.com

Summary Prospectus	June 1, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information dated June 1, 2017, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.arrowshares.com/prospectus. You can also obtain these documents at no cost by calling 1-877-277-6933 or by sending an email request to Info@arrowfunds.com.

Investment Objective The Arrow Dow Jones Global Yield ETF (the “Fund”) seeks investment results that generally correspond, before fees and expenses, to the price and yield performance of the Dow Jones Global Composite Yield Index (the “Underlying Index”).

Fees and Expenses The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table above and remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended January 31, 2017, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

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Principal Investment Strategies

The Fund uses a “passive” or “indexing” investment approach to seek to track the price and yield performance of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline.

Under normal circumstances, the Fund invests at least 80% of its total assets in the component securities of the Underlying Index (or depositary receipts representing those securities). The Underlying Index seeks to identify the 150 highest yielding investable securities in the world within three “asset classes.”

The three global “asset classes” in the Underlying Index are equity securities, fixed income securities and alternative investments, and the asset classes are represented in the Underlying Index by the following five types of securities:

• Equity securities are represented by depository receipts, common stocks and preferred stocks of companies of any size, including small and medium-sized companies;

• Fixed income securities (sometimes referred to as “debt securities” or “bonds”) are represented by

• Sovereign debt securities; and

• Corporate bonds, including investment and non-investment (or “junk”) bonds; and

• Alternative investments are represented by

• Real estate securities, including REITs; and

• Energy-related investments, including preferred stocks of energy companies, royalty income trusts (“royalty trusts”) and MLPs. Investments in MLPs will not exceed 25% of the Fund’s assets.

Each type of security (i.e., equity, sovereign debt, corporate debt, real estate and energy securities) is equal weighted at 20% of the Underlying Index on rebalance and reconstitution dates and represented by approximately 30 component securities in the Underlying Index. The Underlying Index is rebalanced and reconstituted at the end of each calendar quarter.

Between quarter-ends, the relative weights of the types of securities in the Underlying Index will fluctuate with changes in the component securities’ market values. Since the Underlying Index is composed of securities of all five types, there may be times when lower yielding securities of one type are selected for the Underlying Index and higher yielding securities of another type are not.

Common Stocks are the common equity securities issued by corporate issuers and usually include voting rights.

Preferred Stocks are equity securities issued by corporate issuers that typically pay dividends and have a higher claim on the assets of an issuer than common stock in a bankruptcy or similar proceeding, but do not include voting rights.

Depositary Receipts are receipts for shares of a foreign-based company that entitles the holder to distributions on the underlying security.

Corporate Bonds are debt securities issued by corporate issuers. They typically pay dividends and have a higher claim on an issuer’s assets in a bankruptcy or similar proceeding but do not include voting rights or other equity characteristics.

Sovereign Debt Securities are debt securities issued or supported by domestic or foreign governments, their agencies and municipalities. Sovereign debt securities can be backed by the general credit of the government issuer or by a specific revenue source, such as a toll road.

REITs are real estate investment trusts. REITs are investment trusts, corporations, or associations that invest in real estate assets and/or interests in mortgages on real estate assets. REITs include similar investment vehicles that invest in real estate assets, pay dividends and are treated as REITs for tax purposes.

Royalty Trusts are investment trusts that invest in natural resource companies. They may buy natural resource companies and/or the right to these companies’ cash flows and/or royalties from the production and sale of natural resources.

MLPs are master limited partnerships. Many MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources.

The Underlying Index aggregates five different sub-indexes to identify its component securities – one sub-index for each type of security. The component securities of each sub-index are equal-weighted. The equity, real estate and energy sub-indexes are rebalanced quarterly and reconstituted annually. The sovereign and corporate debt sub-indexes are rebalanced and reconstituted quarterly.

Securities in the Underlying Index may include securities from developed or emerging market countries and securities of any credit quality, including junk bonds. Preferred stocks, other debt securities, convertible securities and sovereign debt securities may be rated by credit rating agencies and their ratings may be considered by the Underlying Index’s methodology. The Fund may be concentrated in an industry or group of industries or in a sector to the extent the Underlying Index is concentrated in an industry or group of industries or sector.

Although it is expected that the Fund will invest in all of the positions in the Underlying Index in the same weight as they appear in the Index (i.e., replicate the Underlying Index), the Fund may use a “sampling” methodology to seek its investment objective. Sampling involves using a quantitative analysis to select securities that in the aggregate have investment characteristics resembling the Underlying Index in terms of key risk factors, performance attributes and other characteristics. The Fund may invest up to 20% of its total assets in instruments that are not component securities of the Underlying Index, including other exchange-traded funds (“ETFs”).

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Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. Many factors may adversely affect the Fund’s net asset value, trading prices, yield and performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities or asset classes without actually purchasing those securities or investments. These financial instruments may involve risks that are different from those associated with ordinary portfolio securities transactions, and expose the Fund to the risk that the counterparty will be unable or unwilling to pay obligations due to the Fund.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the securities in the Fund’s portfolio are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

•	In times of market stress, market makers may step away from their role of market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.
•	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.
•	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.
•	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

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Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund to fluctuate.

Common Stock Risks. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

Preferred Stock Risks. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

Fixed-Income Securities Risk. Fixed-income securities are subject to special risks, including interest rate risk, credit risk and prepayment risk.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations.

Credit Risk. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the Fund a loss. If an issuer’s financial health deteriorates, it may result in a reduction of the credit rating of the issuer’s securities. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

The fixed income securities held by the Fund are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the Fund, including the periodic payment of interest or the payment of principal upon maturity.

Prepayment Risk. Prepayment risk is the risk that issuers of callable securities with high interest coupons prepay (or “call”) their bonds before their maturity date due to falling interest rates. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Foreign Securities Risk. Foreign investments are subject to the same risks as domestic investments and additional risks, including international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Foreign markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; risks in clearance and settlement processes; and weaker accounting, disclosure and reporting requirements. Shareholder and bondholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

Currency Risk. Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Emerging Markets Risk. Emerging markets securities are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties, including governmental interference in the markets, as well as a relative lack of information about companies in these markets. As a result, emerging markets may experience greater market volatility and lower trading volumes. Moreover, many emerging securities markets are relatively small, potentially illiquid, occasionally volatile and subject to high transaction costs.

Investing in Other ETFs Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds.  Each ETF is subject to specific risks, depending on its investments.

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“Junk Bond” Risk. Non-investment grade securities and unrated securities of comparable credit quality – generally known as junk bonds – are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are considered highly speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions whether real or perceived, and adverse economic conditions. In addition, there may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell. Issuers of lower-rated securities also have a greater risk of default and bankruptcy.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time, the Fund may incur a loss and may not achieve a high correlation with the Underlying Index.

Market Risk.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities, which could go down in value, sometimes sharply and unpredictably. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

MLP Securities Risk. Investments in the debt and equity securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. General partners of MLPs also often have limited call rights that may require unitholders to sell their common units at an undesirable time or price. MLPs may issue additional common units without unitholder approval, which would dilute the interests of existing unitholders, including the Fund’s ownership interest.

The amount of cash that each individual MLP can distribute to the Fund, which the Fund then uses to pay or distribute to its shareholders, will depend on the amount of cash the MLP generates from operations. This will vary from quarter to quarter depending on factors affecting the natural gas infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on an MLP’s level of operating costs (including incentive distributions to its general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

One benefit of MLPs depends largely on the MLPs being classified as partnerships for federal tax purposes and the MLPs having no federal income tax liability at the entity level. A change in current federal tax law or a change in an MLP’s business might cause the MLP not to be taxed as a partnership. Treatment of one or more MLPs as a corporation for federal tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to shareholders.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Fund’s tracking error to be higher than would be the case if the Fund purchased all of the securities in the Underlying Index.

Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of underlying securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower or higher than if the Fund employed an active strategy.

REIT Risk. Investments in securities of real estate companies involve risks including, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, which are paid by their shareholders. Further, the failure of a company to qualify as a REIT or comply with applicable federal tax requirements could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment.

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RIC Qualification Risk. To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Fund’s total assets is invested in the securities (including debt securities) of one or more “qualified publicly traded partnerships”; the Fund anticipates that the MLPs in which it invests will be “qualified publicly traded partnerships”. If the Fund’s MLP investments exceed this 25% limitation, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

Royalty Trust Risk. Investments in royalty trusts, which differ from owning shares of a corporation, will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates, and other economic factors. Typically, royalty trusts are more volatile than fixed-income securities and preferred shares. To the extent that claims against a royalty trust are not satisfied by the trust, investors in the trust (including the Fund if it is an investor in the Trust) could be held responsible for those claims.

Royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Sector Risk. Securities in the sectors of the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other sectors.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These companies may be more dependent on single products or key personnel, and may be newer than larger, more established companies with less information to evaluate.

Sovereign Debt Securities Risk. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

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Performance

The bar chart and performance table below show the variability of the Fund’s return, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of the Underlying Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.arrowshares.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Total Return (Year ended December 31):

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter	3/31/2013	10.61%
Worst Quarter	9/30/2015	(14.21)%

The year-to-date return as of the most recent calendar quarter which ended March 31, 2017 was 1.97%

Average Annual Total Returns (as of December 31, 2016)

	One Year	Since Inception*
Return Before Taxes	7.18%	(0.19)%
Return after Taxes on Distributions	6.19%	(0.85)%
Return after Taxes on Distributions and Sale of Fund Shares	4.64%	(0.22)%
Dow Jones Global Composite Yield Index (1)	15.20%	1.80%

* Commencement of trading is May 8, 2012

(1)	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components.

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Management

Investment Advisor. Arrow Investment Advisors, LLC (the “Advisor”).

Portfolio Managers. The Fund is managed by a team consisting of the following individuals:

Name	Title with Advisor	When Began Managing Fund
William E. Flaig Jr.	Chief Investment Officer	Since Inception in 2012
Joseph Barrato	Portfolio Manager	Since July 2014
Jonathan S. Guyer	Portfolio Manager	Since July 2014

Purchase and Redemption of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 75,000 Shares (each block of Shares is called a “Creation Unit”) to authorized participants who have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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